UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2024
_______________________________
ALIGNMENT HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 W. Town and Country Road, Suite 1600
Orange, California 92868
(Address of Principal Executive Offices) (Zip Code)
(844) 310-2247
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Indenture

Alignment Healthcare, Inc. (the “Company”) has completed the sale of $330,000,000 aggregate principal amount of its 4.25% Convertible Senior Notes due 2029 (the “Notes”), which the Company had previously announced on November 15, 2024. The Notes were issued pursuant to an indenture (the “Indenture”), dated as of November 22, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The description of the Indenture and the Notes included in the first, second, third, fifth, sixth, and seventh paragraphs under the sub-heading titled “The Indenture” Item 1.01 of the Current Report on Form 8-K filed by the Company on November 15, 2024 is hereby incorporated herein by reference. The net cash proceeds from the sale of the Notes was approximately $321.05 million, after subtracting fees, discounts and estimated expenses in connection with the transaction. The Company has used proceeds from the sale of the Notes to lower its cost of capital by repaying the Company’s existing term loan facility, as described in Item 1.02 of this Current Report on Form 8-K, and intends to use the remaining proceeds for general corporate purposes.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the Indenture (including the form of Note included therein), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, nor is it a solicitation of an offer to buy, any of these securities (including the shares of the Company’s common stock, if any, issuable upon conversion of the Notes) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
The Notes and any shares of the Company’s common stock issuable upon conversion of the Notes have not been registered under the Securities Act, or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 1.02 Termination of a Definitive Material Agreement.

As previously disclosed, on September 2, 2022, the Company and certain of its subsidiaries entered into a term loan agreement (the “Oxford Loan Agreement”) with Oxford Finance LLC (“Oxford”) and certain other lenders. Term loans under the Oxford Loan Agreement carried interest at SOFR + 6.5%, and as of November 22, 2024, had an aggregate principal amount outstanding of $215 million.

On November 22, 2024, the Company caused the full amount of principal and interest outstanding under the term loans to be repaid and, in connection with such repayment, the lenders released all liens on the Company’s assets. Following the repayment, the Oxford Loan Agreement was terminated in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Notes were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration in part based on representations made by the investors in the Notes in the subscription agreements pursuant to which the Notes were sold, including representations that each such investor is an institutional “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act as well as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements concerning the anticipated use of net proceeds from the offering. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023, and the other periodic reports we file with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Indenture dated November 22, 2024, by and among the Company, U.S. Bank Trust Company, National Association, as trustee, governing the 4.25% Convertible Senior Notes due 2029
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alignment Healthcare, Inc.

Date: November 25, 2024	By:	/s/ Thomas Freeman
Thomas Freeman
Chief Financial Officer